SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025 (May 19, 2025)

LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCNB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of LCNB was held on May 19, 2025. At the meeting, the following items were voted on by the shareholders of LCNB:

1.	Electing four Class II directors for a three-year term;

2.	Advisory vote approving the compensation of our named executive officers;

3.	Ratifying the appointment of Plante & Moran, PLLC as the independent registered accounting firm for LCNB for the fiscal year ending December 31, 2025;

4.	Approving the 2025 Ownership Incentive Plan; and

5.	A vote on a non-binding shareholder proposal recommending that the board of directors take all necessary steps to promptly effectuate a sale of LCNB.

The following nominees were elected as Class II directors by the votes indicated below. In addition to the votes reported below, there were 2,746,933 broker non-votes on the proposal for the election of each director.

Director	For	Withheld
Steve P. Foster	6,891,767	636,337
Anne E. Krehbiel	6,806,246	721,858
Michael J. Johrendt	6,766,596	761,508
Takeitha W. Lawson	6,878,370	649,734

The outcome of the advisory vote approving the compensation of our named executive officers is indicated below. In addition to the votes reported below, there were 2,746,933 broker non-votes on this proposal.

For	Against	Abstain
6,482,456	691,931	353,717

The ratification of the appointment of Plante & Moran, PLLC as the independent registered accounting firm for LCNB was approved by the votes indicated below.  There were no broker non-votes on this proposal.

For	Against	Abstain
10,036,373	185,010	53,654

The 2025 Ownership Incentive Plan was approved by the votes indicated below.  In addition to the votes reported below, there were 2,746,933 broker non-votes on this proposal.

For	Against	Abstain
6,591,082	584,669	352,353

The outcome on the non-binding shareholder proposal recommending that the board of directors take all necessary steps to promptly effectuate a sale of LCNB is indicated below. The non-binding shareholder proposal did not receive the requisite affirmative votes for approval.  In addition to the votes reported below, there were 2,746,933 broker non-votes on this proposal.

For	Against	Abstain
685,299	6,775,288	67,517

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: May 22, 2025	By:	/s/ Robert C. Haines II
Robert C. Haines II
Chief Financial Officer